COLUMBIA FUNDS SERIES TRUST

         Columbia Convertible Securities Fund                  Columbia Marsico Focused Equities Fund
             Columbia Large Cap Core Fund                           Columbia Mid Cap Value Fund
            Columbia Large Cap Value Fund                        Columbia Small Cap Growth Fund II
          Columbia Marsico 21st Century Fund                      Columbia Small Cap Value Fund II
                                  (Each a "Fund" and together the "Funds")

      Supplement dated December 19, 2008 to the Statement of Additional Information dated July 1, 2008

1. The first and second paragraphs in the section captioned "Permissible Investments and Related Risks" are hereby deleted and replaced with the following:

      Each Fund's prospectuses identify and summarize the individual types of securities in which the Fund invests as part of its principal investment strategies and the principal risks associated with such investments.

      The table below identifies for each Fund certain types of securities in which it is permitted to invest, including certain types of securities that are described in each Fund's prospectuses. A Fund generally has the ability to invest 10% or more of its total assets in each type of security described in its prospectuses (and in each sub-category of such security type described in this SAI). To the extent that a type of security identified below for a Fund is not described in a Fund's prospectuses (or as a sub-category of such security type in this SAI), the Fund generally invests less than 10% of the Fund's total assets in such security type.


3. The first paragraph of the following subsection in the section captioned "Permissible Investments and Related Risks" is hereby deleted and replaced with the following:

Convertible Securities

      Convertible securities include bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio or predetermined price (the conversion price). As such, convertible securities combine the investment characteristics of debt securities and equity securities but typically retain the investment characteristics of debt securities until they have been converted. A holder of convertible securities is entitled to receive the income of a bond, debenture or note or the dividend of a preferred stock until the conversion privilege is exercised. The market value of convertible securities generally is a function of, among other factors, interest rates, the rates of return of similar nonconvertible securities and the financial strength of the issuer. The market value of convertible securities tends to decline as interest rates rise and, conversely, to rise as interest rates decline. However, a convertible security's market value tends to reflect the market price of the common stock of the issuing company when that stock price approaches or is greater than its conversion price. As the market price of the underlying common stock declines, the price of the convertible security tends to be influenced more by the rate of return of the convertible security. Because both interest rate and market movements can influence their value, convertible securities generally are not as sensitive to changes in interest rates as similar debt securities nor generally are they as sensitive to changes in share price as their underlying common stock. Convertible securities may be structured as fixed-, variable- or floating-rate obligations or as zero-coupon, pay-in-kind and step-coupon securities and may be privately placed or publicly offered. See Permissible Fund Investments - Variable- and Floating-Rate Obligations, Permissible Fund Investments - Zero-Coupon, Pay-in-Kind and Step-Coupon Securities and Permissible Fund Investments - Private Placement and Other Restricted Securities for more information.





INT-50/157144-1208